                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  January 24, 1997


                            RALCORP HOLDINGS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Missouri                           1-12766                   43-1664297
(State or other                     (Commission               (I.R.S. Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)


800 Market Street, Suite 2900
     St. Louis, MO                                                     63101
  (Address of principal                                             (Zip Code)
    executive offices)


                                (314) 877-7000
             (Registrant's telephone number, including area code)

Item 5.  Other Events.

In a Press Release dated January 24, 1997, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced earnings for its first quarter ended December 31, 1996.

Item 7.  Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated January 24, 1997.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RALCORP HOLDINGS, INC.
                                                    (Registrant)



Date:  January 24, 1997                         By: /s/ Joe R. Micheletto
                                                    ---------------------------
                                                    Joe R. Micheletto
                                                    Chief Executive Officer
                                                    and President